Exhibit 10.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 20-F into the Company's previously filed Registration Statement on Form S-8 (File No. 333-60568).


                                    ARTHUR ANDERSEN
                                    Wirtschaftsprufungsgesellschaft
                                    Steuerberatungsgesellschaft mbH



                                    Nendza                   Bolash
                                    Wirtschaftsprufer        Certified Public
                                                             Accountant

Hamburg, Germany
May 8, 2002